Prospectus    February 28, 2011

(as revised March 14, 2011)

Grail Advisors Actively Managed ETFs

Grail McDonnell Intermediate Municipal Bond ETF (GMMB)

Grail McDonnell Core Taxable Bond ETF (GMTB)

This Prospectus provides important information about the ETFs that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the ETFs ("Shares") are listed and traded on NYSE Arca, Inc. ("Exchange").

www.grailadvisors.com  1-415-677-5870

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated February 28, 2011 (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

FUND SUMMARY

GRAIL MCDONNELL INTERMEDIATE MUNICIPAL BOND ETF

INVESTMENT OBJECTIVE

High level of current tax-exempt income and higher risk-adjusted returns relative to its benchmark.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee:	0.30%
Distribution and/or service (12b-1) fees:	0.00%
Other Expenses:	5.29%
Total Annual Fund Operating Expenses:	5.59%
Expense Reduction/Reimbursement:(1)	(5.24)%
Total Annual Fund Operating Expenses after Expense Reduction/Reimbursement:	0.35%

(1) The Manager has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the ETF to 0.35% of the ETF's average net assets ("Expense Cap"). The Expense Cap will remain in effect until at least March 1, 2012. The Expense Cap may be terminated earlier only upon the approval of the Board. The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

EXAMPLE

The following example is intended to help you compare the cost of investing in the ETF with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the ETF provides a return of 5% a year, and that operating expenses remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$36	$1,199	$2,348	$5,163

PORTFOLIO TURNOVER

The ETF may pay transaction costs, including commissions when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when ETF shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the ETF's performance. During the most recent fiscal year, the ETF's portfolio turnover rate was 92% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The ETF invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities with interest payments exempt from federal income taxes. The ETF will typically invest in municipal securities and will invest, under normal market conditions, primarily in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes, although interest paid on municipal securities may be subject to the alternative minimum tax. The ETF's investments generally include municipal securities with a full range of maturities and broad issuer and geographic diversification. While the ETF may invest in securities of any maturity, under normal circumstances, the dollar-weighted average maturity of the portfolio is expected to range from three to ten years.

McDonnell, as the ETF's sub-adviser, employs a total return investment strategy which emphasizes sector and security selection and yield curve positioning. Sector and security decisions are reached through robust fundamental credit analysis as well as an assessment that incorporates the sector and security's credit momentum. The total return strategy places a limited dependence on adjusting the portfolio in anticipation of a change in the level of interest rates.

The ETF invests primarily in investment grade securities, which are securities rated in one of the top four credit quality categories by at least one nationally recognized statistical rating organization rating that security (a "rating agency"). The ETF considers pre-refunded bonds or escrowed to maturity municipal securities, regardless of rating, to be investment grade securities. The ETF may invest up to 20% of its net assets in high yield securities or below investment-grade securities rated BB+ (or comparable) or below by a rating agency or, if unrated, determined by McDonnell to be of comparable quality.

The ETF may invest up to 20% of its assets in taxable debt securities. These may include securities issued by the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed and other asset-backed securities, and securities of other investment companies, including other ETFs. The ETF may only invest in U.S. dollar-denominated securities.

Unless otherwise stated, all percentage limitations on ETF investments apply at the time of investment.

PRINCIPAL RISKS

An investment in the ETF involves risk, including those described below. The value of the ETF's holdings may decline, and the ETF's share price may go down.

Credit Risk. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the ETF a loss. If an issuer's financial health deteriorates, it may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its obligations, including making timely payment of interest and principal. Although a downgrade of a bond's credit ratings may not affect its price, a decline in credit quality may make bonds less attractive, thereby increasing the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

The fixed income securities held by the ETF are subject to the risk that the issuer will be unwilling or unable to satisfy its obligations to the ETF, including the periodic payment of interest or the payment of principal upon maturity.

Rating agencies are private services that provide ratings of the credit quality of fixed income securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Further, rating agencies may end coverage of a previously-rated security. The ETF will not necessarily sell a security if its rating is reduced. The ETF's sub-adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ETF may purchase unrated securities (which are not rated by a rating agency) if the sub-adviser determines that the security is of comparable quality to a rated security that the ETF may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the sub-adviser may not accurately evaluate the security's comparative credit rating.

ETF Risk. The Shares may trade above or below their NAV. The NAV of the ETF will generally fluctuate with changes in the market value of the ETF's holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. The Manager cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due to the fact that supply and demand forces at work in the secondary trading market for Shares are closely related to, but not identical to, the same forces influencing the prices of the securities held by the ETF. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the ETF's portfolio holdings are fully disclosed on a daily basis, large discounts or premiums to the NAV of Shares should not be sustained.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations. Effective duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Liquidity Risk. Liquidity risk exists with respect to investments that are or become difficult to sell. During periods of market turbulence or low trading activity, in order to meet redemptions it may be necessary for the ETF to sell securities at prices or times that are disadvantageous to the ETF. Additionally, the market for certain investments may be or become illiquid independent of any specific adverse changes in the conditions of a particular issuer. To the extent the ETF uses derivatives or invests in lower-rated securities, it will tend to have increased exposure to liquidity risk.

The ETF may invest in unregistered securities, including Rule 144A securities, that are purchased directly from the issuer or in the secondary market and are subject to limitations on resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the ETF might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.

Management Risk. Securities selected by McDonnell for the ETF may not perform as expected. This could result in the ETF's underperformance compared to other funds with similar investment objectives.

Market Risk. Market risk involves the possibility that the value of the ETF's investments will decline, sometimes unpredictably or rapidly, due to drops in the securities markets generally or particular industries represented in the securities markets. The prices of and the income generated by securities held by the ETF may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the ETF, general economic and market conditions, regional or global instability, and interest rate fluctuations. Market turbulence in financial markets occurs from time to time at various levels, and can be extreme, resulting in reduced liquidity in credit and fixed income markets, which would likely have a negatively affect on many issuers worldwide and an adverse effect on the ETF.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the ETF holds mortgage-related securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may repay their mortgages sooner than expected. This can reduce the ETF's returns because the ETF may have to reinvest that money at the lower prevailing interest rates. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view the interest rate as too low for a longer-term investment. An ETF's investments in other asset-backed securities are subject to similar risks and additional risks associated with the nature of the assets and the servicing of those assets.

Municipal Securities Risk. Municipal securities are subject to interest rate, credit and market risk. The ETF's investments in municipal securities will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. The ETF will be more sensitive to a particular adverse economic, business or political development if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation or utilities), industrial development bonds, or in bonds from issuers in a single state.

There is no guarantee that all of the ETF's income from municipal securities will be exempt from federal or state income taxes. Income from municipal bonds held by the ETF could be declared taxable due to unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Events occurring after the date of issuance of a municipal bond or after the ETF's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the ETF to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Investment Grade Securities Risk. Below investment-grade securities, or "junk bonds," are more likely to pose a credit risk, as the issuers of these securities are more likely to have problems making interest and principal payments than issuers of higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities, and prices of these securities may be more sensitive to adverse economic downturns or individual corporate developments. If the issuer of the securities defaults, the ETF may incur additional expenses to seek recovery. The secondary market in which below investment-grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the ETF could sell a particular security, and could cause large fluctuations in the ETF's NAV. Adverse publicity and investor perceptions may decrease the value and liquidity of lower-rated securities.

Prepayment Risk. If interest rates fall, it is possible that issuers of certain bonds will call, or prepay, their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the ETF would likely have to replace the called security with a lower yielding security resulting in a decrease in the ETF's net investment income.

Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF will continue to be met or will remain unchanged.

An investment in the ETF is not a deposit in a bank and it is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

PERFORMANCE

Because the ETF has not yet completed a calendar year of investment operations, performance information is not yet available. The ETF's past performance (before and after taxes) is not necessarily an indication of how the ETF will perform in the future. For current performance information, please visit www.grailadvisors.com.

INVESTMENT ADVISOR

Grail Advisors, LLC is the investment manager for the ETF. McDonnell Investment Management, LLC ("McDonnell") acts as sub-adviser of the ETF.

PORTFOLIO MANAGER

The ETF is managed by a team of investment professionals at McDonnell. The team consists of Steve Wlodarski, CFA, Managing Director; James Grabovac, CFA, Managing Director;

Dawn Daggy-Mangerson, Vice President and Lawrence Jones, Portfolio Manager. These team members have managed the ETF since its inception in 2010.

PURCHASE AND SALE OF ETF SHARES

The ETF issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called "Creation Units." Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or lesser than their NAV.

TAX INFORMATION

Distributions you receive from the ETF are generally not subject to federal income tax. However, the ETF may distribute taxable dividends, including distributions of short-term capital gains, which are subject to federal taxation as ordinary income. The ETF's distributions of net long-term capital gains are taxable as long-term capital gains for federal income tax purposes. In addition, a portion of the ETF's distributions may be subject to the federal alternative minimum tax.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the ETF and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY

GRAIL MCDONNELL CORE TAXABLE BOND ETF

INVESTMENT OBJECTIVE

High level of current income and higher risk-adjusted returns relative to its benchmark.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee:	0.30%
Distribution and/or service (12b-1) fees:	0.00%
Other Expenses:	6.05%
Total Annual Fund Operating Expenses:	6.35%
Expense Reduction/Reimbursement:(1)	(6.00)%
Total Annual Fund Operating Expenses after Expense Reduction/Reimbursement:	0.35%

(1) The Manager has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the ETF to 0.35% of the ETF's average net assets ("Expense Cap"). The Expense Cap will remain in effect until at least March 1, 2012. The Expense Cap may be terminated earlier only upon the approval of the Board. The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

EXAMPLE

The following example is intended to help you compare the cost of investing in the ETF with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the ETF provides a return of 5% a year, and that operating expenses remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$36	$1,347	$2,623	$5,665

PORTFOLIO TURNOVER

The ETF may pay transaction costs, including commissions when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when ETF shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the ETF's performance. During the most recent fiscal year, the ETF's portfolio turnover rate was 123% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The ETF invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities. The ETF will invest primarily in investment-grade securities, including securities issued by the U.S. Government, its agencies and instrumentalities, municipal securities, mortgage-backed and other asset-backed securities, and corporate and bank obligations, including commercial paper, corporate notes and bonds. While the ETF may invest in securities of any maturity, under normal circumstances, the average effective duration of the portfolio is typically expected to range from three to six years. Effective duration is a measure of the underlying portfolio's price sensitivity to changes in interest rates and the approximate impact those changes have on the expected cash flows of the underlying bonds.

McDonnell, as the ETF's sub-adviser, employs a total return investment strategy which emphasizes sector and security selection and yield curve positioning. Sector and security decisions are reached through robust fundamental credit analysis as well as an assessment that incorporates the sector and security's credit momentum. The total return strategy places a limited dependence on adjusting the portfolio in anticipation of a change in the level of interest rates.

The ETF invests primarily in investment grade securities, which are securities rated in one of the top four credit quality categories by at least one nationally recognized statistical rating organization rating that security (a "rating agency"). The ETF may invest up to 20% of its net assets in high yield securities or below investment-grade securities rated BB+ (or comparable) or below by a rating agency or, if unrated, determined by McDonnell to be of comparable quality.

The ETF may invest without limit in securities issued by the U.S. Government, its agencies and instrumentalities, up to 90% of its assets in mortgage-backed and other asset-backed securities, and up to 80% of its assets in corporate bonds. In addition, the ETF may invest up to 30% of its assets in municipal securities. The ETF may only invest in U.S. dollar-denominated securities. It may also invest in securities of other investment companies, including other ETFs and money market funds.

Unless otherwise stated, all percentage limitations on ETF investments apply at the time of investment.

PRINCIPAL RISKS

An investment in the ETF involves risk, including those described below. The value of the ETF's holdings may decline, and the ETF's share price may go down.

Credit Risk. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the ETF a loss. If an issuer's financial health deteriorates, it may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its obligations, including making timely payment of interest and principal. Although a downgrade of a bond's credit ratings may not affect its price, a decline in credit quality may make bonds less attractive, thereby increasing the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

The fixed income securities held by the ETF are subject to the risk that the issuer will be unwilling or unable to satisfy its obligations to the ETF, including the periodic payment of interest or the payment of principal upon maturity.

Rating agencies are private services that provide ratings of the credit quality of fixed income securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Further, rating agencies may end coverage of a previously-rated security. The ETF will not necessarily sell a security if its rating is reduced. The ETF's sub-adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ETF may purchase unrated securities (which are not rated by a rating agency) if the sub-adviser determines that the security is of comparable quality to a rated security that the ETF may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the sub-adviser may not accurately evaluate the security's comparative credit rating.

ETF Risk. The Shares may trade above or below their NAV. The NAV of the ETF will generally fluctuate with changes in the market value of the ETF's holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. The Manager cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due to the fact that supply and demand forces at work in the secondary trading market for Shares are closely related to, but not identical to, the same forces influencing the prices of the securities held by the ETF. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the ETF's portfolio holdings are fully disclosed on a daily basis, large discounts or premiums to the NAV of Shares should not be sustained.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations. Effective duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Liquidity Risk. Liquidity risk exists with respect to investments that are or become difficult to sell. During periods of market turbulence or low trading activity, in order to meet redemptions it may be necessary for the ETF to sell securities at prices or times that are disadvantageous to the ETF. Additionally, the market for certain investments may be or become illiquid independent of any specific adverse changes in the conditions of a particular issuer. To the extent the ETF uses derivatives or invests in lower-rated securities, it will tend to have increased exposure to liquidity risk.

The ETF may invest in unregistered securities, including Rule 144A securities, that are purchased directly from the issuer or in the secondary market and are subject to limitations on resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the ETF might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.

Management Risk. Securities selected by McDonnell for the ETF may not perform as expected. This could result in the ETF's underperformance compared to other funds with similar investment objectives.

Market Risk. Market risk involves the possibility that the value of the ETF's investments will decline, sometimes unpredictably or rapidly, due to drops in the securities markets generally or particular industries represented in the securities markets. The prices of and the income generated by securities held by the ETF may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the ETF, general economic and market conditions, regional or global instability, and interest rate fluctuations. Market turbulence in financial markets occurs from time to time at various levels, and can be extreme, resulting in reduced liquidity in credit and fixed income markets, which would likely have a negatively affect on many issuers worldwide and an adverse effect on the ETF.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the ETF holds mortgage-related securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may repay their mortgages sooner than expected. This can reduce the ETF's returns because the ETF may have to reinvest that money at the lower prevailing interest rates. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view the interest rate as too low for a longer-term investment. An ETF's investments in other asset-backed securities are subject to similar risks and additional risks associated with the nature of the assets and the servicing of those assets.

Municipal Securities Risk. Municipal securities are subject to interest rate, credit and market risk. The ETF's investments in municipal securities will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. The ETF will be more sensitive to a particular adverse economic, business or political development if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation or utilities), industrial development bonds, or in bonds from issuers in a single state.

There is no guarantee that all of the ETF's income from municipal securities will be exempt from federal or state income taxes. Income from municipal bonds held by the ETF could be declared taxable due to unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Events occurring after the date of issuance of a municipal bond or after the ETF's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the ETF to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Investment Grade Securities Risk. Below investment-grade securities, or "junk bonds," are more likely to pose a credit risk, as the issuers of these securities are more likely to have problems making interest and principal payments than issuers of higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities, and prices of these securities may be more sensitive to adverse economic downturns or individual corporate developments. If the issuer of the securities defaults, the ETF may incur additional expenses to seek recovery. The secondary market in which below investment-grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the ETF could sell a particular security, and could cause large fluctuations in the ETF's NAV. Adverse publicity and investor perceptions may decrease the value and liquidity of lower-rated securities.

Prepayment Risk. If interest rates fall, it is possible that issuers of certain bonds will call, or prepay, their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the ETF would likely have to replace the called security with a lower yielding security resulting in a decrease in the ETF's net investment income.

Trading Risk. Although the Shares will be listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF will continue to be met or will remain unchanged.

An investment in the ETF is not a deposit in a bank and it is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

PERFORMANCE

Because the ETF has not yet completed a calendar year of investment operations, performance information is not yet available. The ETF's past performance (before and after taxes) is not necessarily an indication of how the ETF will perform in the future. For current performance information, please visit www.grailadvisors.com.

INVESTMENT ADVISOR

Grail Advisors, LLC is the investment manager for the ETF. McDonnell Investment Management, LLC ("McDonnell") acts as sub-adviser of the ETF.

PORTFOLIO MANAGER

The ETF is managed by a team of investment professionals at McDonnell. The team consists of Mark J. Giura, Managing Director, Dirk D. Davis, Vice President, and Thomas W. O'Connell, Vice President. These team members have managed the ETF since its inception in 2010.

PURCHASE AND SALE OF ETF SHARES

The ETF issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called "Creation Units."Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or lesser than their NAV.

TAX INFORMATION

Distributions you receive from the ETF are taxed as ordinary income for federal income tax purposes, except to the extent designated as net capital gain, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the ETF and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE ETF

HOW ARE THE ETFS DIFFERENT FROM INDEX-BASED ETFS?

Whereas index-based ETFs seek to replicate the holdings of a specified index, the ETFs use an actively managed investment strategy to meet their investment objectives. Thus, each ETF's sub-adviser has the discretion on a daily basis to choose securities for the ETF's portfolio consistent with the ETF's investment objective.

The ETFs are designed for investors who seek exposure to an actively managed portfolio of fixed income securities. The ETFs may be suitable for long-term investment and may also be used as an asset allocation tool or as a trading instrument.

HOW ARE THE ETFS DIFFERENT FROM MUTUAL FUNDS?

Redeemability. Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of the day. Shares of the ETFs, by contrast, cannot be purchased from or redeemed with the ETFs except by or through Authorized Participants (defined below), and then only for cash and/or an in-kind basket of securities.

Exchange Listing. Unlike mutual fund shares, Shares will be listed for trading on the Exchange. An organized trading market is expected to exist for the Shares. Investors can purchase and sell Shares on the secondary market through a broker. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, Shares and on changes in the prices of an ETF's portfolio holdings. The market price of Shares may differ from the NAV of an ETF. The difference between market price of Shares and the NAV of an ETF is expected to be small most of the time, although it may be significant, especially in times of extreme market volatility.

Tax Treatment. The design of the Shares may provide for greater tax efficiency than mutual fund shares. Specifically, to the extent an ETF redeems Shares in-kind, ETF shareholders may be protected from certain adverse tax consequences associated with mutual fund shares, due to the mutual fund's need to sell portfolio securities to obtain cash to meet such redemptions and, as necessary, recognize taxable gains in connection with such sales. By contrast, to the extent an ETF redeems Shares in-kind, as opposed to cash, the ETF's in-kind redemption mechanism would reduce, relative to a mutual fund, taxable gains resulting from redemptions. However, each ETF cannot predict to what extent, if any, it will redeem Shares in-kind rather than cash.

ADDITIONAL INFORMATION ABOUT THE ETFS' PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This Prospectus does not describe all of the ETFs' investment practices and additional information about the ETFs' risks and investments can be found in the ETFs' SAI.

Under adverse market conditions, an ETF may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. A larger percentage of such investments could adversely affect an ETF's investment results. An ETF may not achieve its investment objective using this type of investing.

Each ETF's portfolio holdings as of the time the ETF calculates its NAV are disclosed daily on the ETF's website after the close of trading on the Exchange each day, and prior to the opening of trading on the Exchange on the following day.

A description of the ETFs' policies and procedures with respect to the disclosure of the ETFs' portfolio holdings is available in the ETFs' SAI. Information about the premiums and discounts at which the ETFs' shares have traded is available at www.grailadvisors.com.

ETF MANAGEMENT

GRAIL ADVISORS, LLC

The Manager, a majority-owned subsidiary of Grail Partners, LLC, acts as the ETF's investment manager. The Manager is a Delaware limited liability company with its principal offices located at One Ferry Building, Suite 255, San Francisco, CA 94111. The Manager is responsible for overseeing the management of the ETFs but does not oversee the day-to-day investment of the ETFs' portfolios. The Manager oversees the business affairs of the ETFs, provides or oversees the provision of all administrative and investment advisory services to the ETFs and coordinates the investment activities of McDonnell. These services are provided under the terms of an Investment Management Agreement, effective for the ETFs as of December 31, 2009 ("Investment Management Agreement"), between the Trust, on behalf of each ETF, and the Manager.

The Manager has received bids to purchase its ownership interests and has been involved in ongoing discussions with different parties concerning a sale or other transaction resulting in a change of control of the Manager in order to enable it to continue its operations, including paying its current and future obligations under its fee waiver and expense reimbursements agreements. A sale of the Manager's interests, if consummated, or other change of control may result in the assignment of its existing advisory agreements with the ETFs, requiring shareholder approval in order for the Manager to continue as the ETF's investment adviser or, depending upon a buyer's future plans, result in the liquidation of certain ETFs. If the Manager is unsuccessful in its efforts to consummate a transaction or to recapitalize, all of the ETFs may be liquidated. The Board of Trustees of the Trust has the authority to approve the liquidation of each ETF without shareholder approval.

Pursuant to the Investment Management Agreement, each ETF pays the Manager a management fee for the services and facilities it provides payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of the ETF's average daily net assets. From time to time, the Manager may waive all or a portion of its fee, and it has agreed to the Expense Cap shown in the fee table above; any such waiver would increase an ETF's performance. The Manager is responsible for compensating McDonnell out of the management fees it receives from each ETF. The Manager may, from time to time, at its own expense from its own resources, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

ETF	Management Fee
Grail McDonnell Intermediate Municipal Bond ETF	0.30%
Grail McDonnell Core Taxable Bond ETF	0.30%

MCDONNELL INVESTMENT MANAGEMENT, LLC

McDonnell acts as sub-adviser of each ETF. McDonnell is registered as an investment adviser with the SEC and is located at 1515 W. 22nd Street, 11th Floor, Oak Brook, IL 60523. McDonnell, a Delaware limited liability company, began operations in 2001, and it is 100% employee owned. As of December 31, 2010, McDonnell had more than 90 employees and managed over 500 client relationships with over $14 billion in assets under management. In addition to the services it provides the ETFs, McDonnell offers its advisory services to separate accounts for institutional and private clients, and sub-advised mutual funds.

McDonnell provides day-to-day portfolio management services to each ETF and has discretion to purchase and sell securities in accordance with the ETFs' objectives, policies, and restrictions.

McDonnell has entered into an Investment Sub-Advisory Agreement between the Manager and McDonnell, dated December 31, 2009 ("McDonnell Subadvisory Agreement"), with respect to each ETF. Pursuant to the McDonnell Subadvisory Agreement, McDonnell receives fees from the Manager to provide the services described above. These fees are paid by the Manager out of the advisory fees it receives from an ETF; they are not separately paid by an ETF. From time to time, McDonnell may waive all or a portion of its fee.

PORTFOLIO MANAGERS

The ETFs are managed by teams of investment professionals. Generally, the teams' portfolio managers are not assigned to specific portfolios, with each individual assigned to a particular fixed income sector and/or maturity range. Rather, portfolio managers on each team perform all trading functions as well as risk management assessments, and work in an integrated fashion with McDonnell's fixed income research analysts. The members of the portfolio management teams are as follows:

Tax-Exempt Group:

Steve Wlodarski, CFA – Managing Director, Co-Head of Fixed Income Portfolio Management, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2001.

James Grabovac, CFA – Managing Director, Senior Portfolio Manager, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2002.

Dawn Daggy-Mangerson – Vice President, Senior Portfolio Manager, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2006. Prior to joining McDonnell, Ms. Daggy-Mangerson served as Managing Director and Fixed Income Portfolio Manager at ABN AMRO/Chicago Capital Management, beginning in 2000.

Lawrence Jones – Portfolio Manager, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2001.

Taxable Group:

Mark J. Giura – Managing Director, Co-Head of Fixed Income Portfolio Management, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2001.

Dirk D. Davis – Vice President, Senior Portfolio Manager, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2001.

Thomas W. O'Connell – Vice President – Portfolio Manager, has been responsible for the ETFs since 2010 and has been associated with McDonnell since 2005. Prior to joining McDonnell, Mr. O'Connell served as Vice President and Corporate Bond Trader for J.P. Morgan Securities.

The ETFs' Statement of Additional Information provides additional information about the portfolio managers at McDonnell, including other accounts they manage, their ownership in the ETFs they manage, and their compensation.

APPROVAL OF ADVISORY AGREEMENTS

A discussion regarding the basis for the Board's approval of the Investment Management Agreement and the McDonnell Subadvisory Agreement is available in the ETFs' report to shareholders dated April 30, 2010.

OTHER SERVICE PROVIDERS

ALPS Distributors, Inc. ("Distributor"), 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the distributor of Creation Units for each ETF on an agency basis. The Distributor does not maintain a secondary market in Shares.

BNY Mellon ("BNY Mellon"), One Wall Street, New York, New York 10286, is the administrator, fund accountant and transfer agent for the ETFs.

BNY Mellon, One Wall Street, New York, New York 10286, is also the custodian for the ETFs.

K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006 serves as legal counsel to the ETFs.

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the ETFs' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the ETFs.

BUYING AND SELLING ETF SHARES

Shares are issued or redeemed by each ETF at NAV per Share only in Creation Units of 50,000 Shares. The value of one Creation Unit of the ETFs, as of December 31, 2010, is set forth below:

ETF	Value of One Creation Unit
Grail McDonnell Intermediate Municipal Bond ETF	$2,484,000
Grail McDonnell Core Taxable Bond ETF	$2,525,500

Shares trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors will purchase and redeem shares directly from the ETFs. Thus, certain information in this Prospectus is not relevant to most retail investors. For example, information about buying and redeeming Shares directly with the ETFs and about Transaction Fees imposed on such purchases and redemptions is not relevant to most retail investors.

Except when aggregated in Creation Units, Shares are not redeemable with the ETFs. Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Most investors will buy and sell Shares in secondary market transactions through brokers and therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold throughout the trading day like shares of any publicly traded issuer. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in an ETF and no minimum number of Shares you must buy.

The Shares are listed on NYSE Arca, Inc. (the Exchange) under the following symbols:

ETF	Trading Symbol
Grail McDonnell Intermediate Municipal Bond ETF	GMMB
Grail McDonnell Core Taxable Bond ETF	GMTB

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC"), or its nominee, will be the registered owner of all outstanding Shares of the ETFs and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the ETFs.

Share Trading Prices. The trading prices of an ETF's Shares may differ from the ETF's daily NAV and can be affected by market forces of supply and demand for the ETF's Shares, the prices of the ETF's portfolio securities, economic conditions and other factors.

A market information provider intends to disseminate the approximate value of each ETF's portfolio every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV of an ETF because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The ETFs are not involved in, or responsible for, the calculation or dissemination of the approximate values and make no warranty as to the accuracy of these values.

BUYING SHARES DIRECTLY FROM THE ETFS

You can purchase Shares directly from the ETFs only in Creation Units or multiples thereof. Though the current number of Shares in a Creation Unit is 50,000, it may, but is not expected to, change over time. The ETFs will not issue fractional Creation Units. The ETFs reserve the right to reject any purchase request at any time, for any reason, and without notice. The ETFs can stop selling Shares or postpone payment of redemption proceeds at times when the Exchange is closed or under any emergency circumstances as determined by the SEC.

Creation Units may be purchased in exchange for a "Fund Deposit." A Fund Deposit consists of (i) a basket of securities – known as the In-Kind Creation Basket – and a Balancing Amount, as described below, (ii) a basket of certain in-kind securities and cash ("Partial Cash Value," and together with the in-kind basket, an "In-Kind/Cash Basket") or (iii) all cash (the "Cash Value"). In all instances the value of the Fund Deposit will be equal to the value of the Creation Unit.

To purchase Shares directly from an ETF, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An "Authorized Participant" is a participant of the Continuous Net Settlement System of the NSCC or the DTC that has executed a Participant Agreement with the Distributor. The Distributor will provide a list of Authorized Participants upon request. Authorized Participants may purchase Creation Units of Shares, and sell individual Shares on the Exchange. See "Continuous Offering" below.

In-Kind Creation Basket. On each business day, prior to the opening of trading on the Exchange, BNY Mellon will post on the NSCC bulletin board the In-Kind Creation Basket for each ETF for that day. The In-Kind Creation Basket will identify the name and number of shares of each security that must be contributed to an ETF for such a Creation Unit purchase. Each ETF reserves the right to accept a nonconforming or "custom" In-Kind Creation Basket.

Balancing Amount and Cash Component. In addition to the In-Kind Creation Basket, a purchaser will typically pay to the ETF a "Balancing Amount" equal to the difference between the NAV of a Creation Unit and the value of the securities in the In-Kind Creation Basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. BNY Mellon will publish, on a daily basis, information about the previous day's Balancing Amount. With respect to Fund Deposits of an In-Kind Creation Basket, the Balancing Amount and the Transaction Fee may be referred to collectively as the "Cash Component."

In-Kind/Cash Basket. In lieu of depositing the In-Kind Creation Basket and Balancing Amount, the purchaser of a Creation Unit may make a Fund Deposit of an In-Kind/Cash Basket. The cash portion of such a Fund Deposit is known as the Partial Cash Value and will be subject to a variable charge, as explained below. With respect to Fund Deposits of In-Kind/Cash Baskets, the Partial Cash Value and the Transaction Fee may be referred to collectively as the Cash Component.

Cash Value. In lieu of depositing the In-Kind Creation Basket and Balancing Amount or an In-Kind/Cash Basket, a Fund Deposit may consist solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value. Any such purchases will be subject to a variable charge, as explained below. BNY Mellon will publish, on a daily basis, information about the Cash Value of a Creation Unit. With respect to any Fund Deposit of a Cash Value, the Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

Placement of Purchase Orders. All purchase orders must be placed by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process for Fund Deposits of In-Kind Creation Baskets of the Grail McDonnell Intermediate Municipal Bond ETF may be charged a higher transaction fee (discussed below). Fund Deposits of In-Kind Creation Baskets generally must be received by the Distributor prior to the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time) and Fund Deposits of In-Kind/Cash Baskets and Cash Values generally must be received two hours prior (with respect to each, the "Order Cut-Off Time") on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order to receive the NAV determined on that day. On days when the NYSE or the bond markets close earlier than normal (for example, the day before a holiday), the ETF may require purchase orders to be placed earlier in the day.

Transaction Fee on Purchases of Creation Units. Each ETF may impose a "Transaction Fee" on purchases of Creation Units to be paid by the purchaser in cash. The Transaction Fee is paid to the relevant ETF. The fee is designed to protect existing shareholders of an ETF from the costs associated with issuing Creation Units.

The Transaction Fee applied to purchases of Creation Units of the ETFs include two components – a standard fee and a variable charge:

	Transaction Fees
ETF	Standard Transaction Fee		Variable Charge
Grail McDonnell Intermediate Municipal Bond ETF	$500	*	Up to 3.0%
Grail McDonnell Core Taxable Bond ETF	$500		Up to 3.0%

* The Transaction Fee may be higher for transactions outside NSCC's enhanced clearing process.

With respect to creations involving the in-kind deposit of securities with an ETF through the NSCC's enhanced clearing process, a flat (or standard) Transaction Fee applies, regardless of the number of Creation Units purchased on a business day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time). With respect to creations involving the in-kind deposit of securities with an ETF "outside" the NSCC's enhanced clearing process, a higher standard transaction fee may be imposed on each Creation Unit purchase of the Grail McDonnell Intermediate Municipal Bond ETF.

The Transaction Fees imposed in creation transactions of both ETFs involving an In-Kind/Cash Basket, including a Partial Cash Value, may also include a variable charge of up to 3% of the Partial Cash Value. Similarly, the Transaction Fees imposed in creation transactions of the ETFs involving a Cash Value may include a variable charge of up to 3% of the Cash Value.

Investors who, directly or indirectly, use the services of a broker or other such intermediary to compile the securities in the In-Kind Creation Basket or In-Kind/Cash Basket may pay additional fees for these services.

REDEEMING SHARES DIRECTLY FROM AN ETF

You may redeem Shares of the ETFs only in Creation Units or multiples thereof. To redeem Shares directly with an ETF, you must be an Authorized Participant or you must redeem through an Authorized Participant.

Creation Units generally may be redeemed in exchange for a "Fund Redemption." A Fund Redemption consists of (i) a basket of securities – known as the In-Kind Redemption Basket – and Balancing Amount, (ii) a basket of in-kind securities and Partial Cash Value or (iii) a Cash Value, in all instances equal to the value of a Creation Unit.

In-Kind Redemption Basket. If different from the In-Kind Creation Basket, the composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board; otherwise, the In-Kind Creation Basket posted may be assumed to be the In-Kind Redemption Basket, too. An ETF may honor a redemption request with a nonconforming or "custom" In-Kind Redemption Basket.

Balancing Amount and Cash Component. In addition to the In-Kind Redemption Basket, a redeeming investor will receive from (or pay to) the ETF a Balancing Amount in cash, depending on whether the NAV of a Creation Unit is higher (or lower) than the value of the securities in the In-Kind Redemption Basket. If due to receive a Balancing Amount, the amount actually received will be reduced by the amount of the applicable Transaction Fee. The Balancing Amount and the Transaction Fee may be referred to collectively as the Cash Component.

In-Kind/Cash Basket. In lieu of receiving the In-Kind Redemption Basket and Balancing Amount as a Fund Redemption, the redeemer of a Creation Unit may instead elect to receive an In-Kind/Cash Basket. The cash portion is known as the Partial Cash Value and will be subject to a variable charge, as explained above. With respect to Fund Redemptions consisting of an In-Kind/Cash Basket, the Partial Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

Cash Value. In lieu of the In-Kind Redemption Basket and a Balancing Amount or an In-Kind/Cash Basket, Creation Units may be redeemed for a Fund Redemption consisting solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value. Such redemptions will be subject to a variable charge, as explained above. BNY Mellon will publish, on a daily basis, information about the Cash Value of a Creation Unit. With respect to any Fund Redemption consisting of a Cash Value, the Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

Placement of Redemption Orders. As with purchases, redemptions must be placed by or through an Authorized Participant and processed through DTC or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by the Distributor prior to the Order Cut-Off Time on that date, unless the NYSE or the bond markets close early that day in which case the ETF may require redemption orders to be received earlier in the day, and if all other procedures set forth in the Participant Agreement are followed.

Transaction Fee on Redemptions of Creation Units. The ETFs may impose a Transaction Fee on redemptions of Creation Units to be paid by the redeeming investor in cash. The Transaction Fee is paid to the ETF. The fee is designed to protect existing shareholders of the ETF from the costs associated with redeeming Creation Units. The amount of the Transaction Fee on redemptions effected through the NSCC and DTC is the same as that applied to creations. (See Transaction Fee on Purchases of Creation Units, page 21).

Legal Restrictions on Transactions in Certain Securities. An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the ETF's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the In-Kind Creation Basket applicable to the purchase of a Creation Unit.

Creations and redemptions of Shares will be subject to compliance with applicable federal and state securities laws, including that securities accepted for deposit and securities used to satisfy redemption requests are sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended ("Securities Act"). The ETFs (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that an investor could not lawfully purchase or an ETF could not lawfully deliver specific securities under such laws or the local laws of a jurisdiction in which the ETF invests. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in an In-Kind Redemption Basket may be paid an equivalent amount of cash. An Authorized Participant or redeeming investor for which it is acting that is not a qualified institutional buyer (QIB) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Continuous Offering. You should be aware of certain legal risks unique to investors purchasing Creation Units directly from an ETF. Because Shares may be issued on an ongoing basis, a "distribution" of Shares could be occurring at any time. Certain activities that you perform with respect to the sale of Shares could, depending on the circumstances, result in your being deemed to be a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing ETF, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

ACTIVE INVESTORS AND MARKET TIMING

The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the ETFs' Shares because investors primarily transact in ETF Shares on the secondary market. Frequent trading of Shares on the secondary market does not disrupt portfolio management, increase an ETF's trading costs, lead to realization of capital gains or otherwise harm ETF shareholders because these trades do not involve the issuance or redemption of ETF Shares.

The ETFs sell and redeem their Shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Authorized Participant and the Distributor. With respect to such trades directly with the ETFs, to the extent effected in-kind (i.e., for securities), they do not cause the harmful effects that may result from frequent cash trades.

The Board recognized that to the extent that the ETFs allow or require trades to be effected in whole or in part in cash, those trades could result in dilution to an ETF and increased transaction costs, which could negatively impact an ETF's ability to achieve its investment objective. The Board also recognized, however, that direct trading by Authorized Participants is critical to ensuring that the ETFs' Shares trade at or close to NAV. Further, the ETFs may employ fair valuation pricing to minimize the potential for dilution from market timing. Moreover, each ETF imposes Transaction Fees on purchases and redemptions of ETF Shares, which increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that an ETF's costs increase in those circumstances. Each ETF reserves the right to impose additional restrictions on disruptive, excessive or short-term purchases.

NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time, however, U.S. fixed income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that an early closing time is announced.

Each ETF calculates its NAV per Share by:

• Taking the current market value of its total assets,

• Subtracting any liabilities, and

• Dividing that amount by the total number of Shares owned by shareholders.

If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.

When calculating the NAV of an ETF's Shares, expenses are accrued and applied daily and stocks held by the ETF are valued at their market value when reliable market quotations are readily available. Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a third-party independent pricing service using the mean between the bid and ask price. Prices obtained from independent pricing services use various observable inputs including but not limited to pricing formulas, such as dividend discount models, option valuation formulas and discounted cash flow models that might be applicable. In some cases, the price of debt securities is determined using quotes obtained from brokers. Certain short-term debt instruments used to manage an ETF's cash are valued on the basis of amortized cost. Exchange-traded derivatives are valued at the last sale price on the exchange. The values of any foreign securities held by an ETF are converted into U.S. dollars using an exchange rate obtained from an independent third party.

When reliable market quotations are not readily available, securities are priced at their fair value as determined in good faith using methods approved by the Board. An ETF may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the ETF's pricing time but after the close of the primary markets or exchanges on which the security is traded. Intervening events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change), or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing also may be used for domestic securities – for example, if (1) trading in a security is halted and does not resume before the ETF's pricing time or if a security does not trade in the course of a day, and (2) the ETF holds enough of the security that its price could affect the ETF's NAV.

Fair-value prices are determined by the Valuation Committee, composed of representatives of Grail and McDonnell, according to procedures adopted by the Board. When fair-value pricing is employed, the prices of securities used by the ETF to calculate its NAV may differ from quoted or published prices for the same securities.

ETF WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the ETFs at www.grailadvisors.com. Among other things, this website includes this Prospectus and the Statement of Additional Information, the ETFs' holdings, the ETFs' last annual and semi-annual reports (when available), pricing information about Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

The ETFs publicly disseminate their full portfolio holdings each day the ETF is open for business through its website at www.grailadvisors.com. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify, respectively, the securities and share quantities which may be delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the opening of trading on the Exchange via the NSCC.

SECTION 12(d)(1) INFORMATION

The Trust and the ETFs are part of the Grail Advisors Actively Managed ETFs family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the Investment Company Act.

For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment. Accordingly, registered investment companies that wish to rely on the order must first enter into such a written agreement with the Trust and should contact the Trust to do so.

DIVIDENDS, DISTRIBUTIONS AND TAXES

ETF DISTRIBUTIONS

Each ETF pays out dividends from its net investment income to shareholders monthly. Each ETF distributes its net capital gains, if any, annually. Each ETF typically earns income dividends from its investments. These amounts, net of expenses, are passed along to ETF shareholders as "income dividend distributions." Each ETF realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gains distributions."

You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require

ETF shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the same ETF purchased in the secondary market. Without this service, investors would receive their distributions in cash.

TAXES

As with any investment, you should consider how your investment in Shares of an ETF will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of an ETF.

ETF distributions and your sale of your Shares in an ETF will have tax consequences to you. Such consequences may not apply if you hold your Shares through a tax-exempt entity or tax-deferred retirement account, such as an IRA.

TAXES ON DISTRIBUTIONS

Distributions of an ETF's "investment company taxable income" (which is, generally, ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to the extent of the ETF's current or accumulated earnings and profits.

Dividends paid by the Grail McDonnell Intermediate Municipal Bond ETF that are properly designated as exempt-interest dividends will not be subject to federal income tax. The Grail McDonnell Intermediate Municipal Bond ETF intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (although interest paid on municipal securities may be subject to the alternative minimum tax in the hands of corporate shareholders). Depending on your state of residence, exempt-interest dividends from interest earned on municipal securities of your state of residence or its political subdivisions may be exempt from income tax in that state, but income from municipal securities of other states generally will not qualify for tax-free treatment.

Distributions of an ETF's net capital gains (which are net long-term capital gains in excess of net short-term capital losses) properly designated by the ETF as "capital gain dividends" will be taxable to you as long-term capital gains at a maximum rate of 15% (20% after 2012) in the case of individuals, trusts or estates, regardless of your holding period in an ETF's Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of an ETF's earnings and profits first will reduce your adjusted tax basis in ETF Shares and, after the adjusted basis is reduced to zero, will constitute capital gains. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2012, and 20% thereafter, if the distributions are attributable to Shares held by you for more than one year.

Distributions of the ETF's investment company taxable income and net capital gains will also be subject to a 3.8% U.S. federal Medicare contribution tax on "net investment income" beginning in 2013 for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly) and for certain trusts and estates.

Under a dividend reinvestment service, you may have the option that all cash distributions are automatically reinvested in additional ETF Shares. Any distributions reinvested under such a service will nevertheless be taxable to you. You will have an adjusted basis in the additional Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to your account.

A distribution will reduce the ETF's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

If you lend your Grail McDonnell Intermediate Municipal Bond ETF Shares pursuant to securities lending or similar arrangements, you may lose the ability to treat the ETF dividends (paid while the Shares are held by the borrower) as tax-exempt income. Also, interest on indebtedness incurred by a shareholder to purchase or carry Shares of the ETF will not be deductible for federal income tax purposes. You should consult your financial intermediary or tax adviser before entering into such arrangements.

Exempt-interest dividends from the Grail McDonnell Intermediate Municipal Bond ETF are taken into account in determining the taxable portion of any Social Security or railroad retirement benefit that you receive.

In general, non-exempt distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

You may be subject to Federal back-up withholding, at a current rate of 28%, if you have not provided a taxpayer identification number or social security number and made other required certifications.

You may also be subject to state and local taxes on distributions, sales and redemptions.

TAXES WHEN SHARES ARE SOLD

Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if you held the Shares for more than one year. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, any capital loss arising from the sale or disposition of Grail McDonnell Intermediate Municipal Bond ETF Shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received with respect to such Shares. All or a portion of any loss recognized upon a disposition of Shares may be disallowed under "wash sale" rules if other Shares of the same ETF are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation

Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Component. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment.

You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about taxes is in the ETFs' Statement of Additional Information.

PREMIUM/DISCOUNT INFORMATION

The below frequency distribution chart presents information about the difference between the daily market price for Shares of the ETF and the ETF's reported NAV for the calendar quarters from inception through December 31, 2010. The market price may be at, above or below the NAV. The ETF's NAV will fluctuate with changes in the market value of its portfolio holdings. The market price will fluctuate in accordance with changes in its NAV, as well as market supply and demand. The amount that the ETF's market price is above the reported NAV is called the premium. The amount that the ETF's market price is below the reported NAV is called the discount. The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the ETF's NAV is calculated (generally 4:00 p.m., Eastern time). The horizontal axis of the chart shows the premium or discount expressed in basis points. The vertical axis indicates the number of trading days in the period covered by the chart. Each bar in the chart shows the number of trading days in which the ETF traded within the premium/discount range indicated. The data below reflects past performance, which cannot be used to predict future results.

GRAIL MCDONNELL INTERMEDIATE MUNICIPAL BOND ETF

Frequency Distribution of Premiums and Discounts
NAV vs Bid/Ask Midpoint

GRAIL MCDONNELL CORE TAXABLE BOND ETF

Frequency Distribution of Premiums and Discounts
NAV vs Bid/Ask Midpoint

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each ETF's financial performance since inception. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the ETF (assuming reinvestment of all dividends and other distributions). For the period January 29, 2010 (commencement of offering of shares) through October 31, 2010, the information has been derived from the ETF's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm. The Statement of Additional Information contains the financial statements and independent accountant's report thereon of the ETFs.

Grail McDonnell Intermediate Municipal Bond ETF	For the Period January 29, 2010[1] Through October 31, 2010
Per Share Operating Performance:
Net asset value, beginning of period	$50.00
Net investment income (loss)[2]	1.09
Net realized and unrealized gain on investments	1.66
Total gain from investment operations	2.75
Less Distributions from:
Net investment income	(1.04)
Net realized gains	—
Total distribution to shareholders	(1.04)
Net asset value, end of period	$51.71
Total Return at NAV[3]	5.56%
Total Return at Market[3]	5.22%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$2,586
Ratio to average net assets of:
Expenses, net of expense waivers[4]	0.35%
Expenses, prior to expense waivers[4]	5.59%
Net investment income, net of waivers[4]	2.84%
Portfolio turnover rate[5]	92.19%

1 Commencement of operations.

2 Based on average shares outstanding.

3 Total return at net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

4 Annualized.

5 Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the ETF's capital shares.

Grail McDonnell Core Taxable Bond ETF	For the Period January 29, 2010[1] Through October 31, 2010
Per Share Operating Performance:
Net asset value, beginning of period	$50.00
Net investment income (loss)[2]	1.39
Net realized and unrealized gain on investments	2.37
Total gain from investment operations	3.76
Less Distributions from:
Net investment income	(1.24)
Net realized gains	—
Total distribution to shareholders	(1.24)
Net asset value, end of period	$52.52
Total Return at NAV[3]	7.62%
Total Return at Market[3]	6.87%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$2,626
Ratio to average net assets of:
Expenses, net of expense waivers[4]	0.35%
Expenses, prior to expense waivers[4]	6.35%
Net investment income, net of waivers[4]	3.60%
Portfolio turnover rate[5]	122.64%

1 Commencement of operations.

2 Based on average shares outstanding.

3 Total return at net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

4 Annualized.

5 Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the ETF's capital shares.

GRAIL ADVISORS ACTIVELY MANAGED ETFS

If you would like more information about the ETFs and the Trust, the following documents are available free, upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the ETFs appears in their annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each ETF's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated February 28, 2010, which contains more details about the ETFs, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

To receive a free copy of the latest annual or semi-annual report or the Statement of Additional Information, or to request additional information about the ETFs, please contact us as follows:

Call: 1-415-677-5870

Write: Grail Advisors ETF Trust
c/o Grail Advisors, LLC
One Ferry Building, Suite 255
San Francisco, CA 94111

Visit: www.grailadvisors.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

Information about the ETFs, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

Investment Company Act File No. 811-22154.